UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 7, 2010

Casey’s General Stores, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-34700
Iowa (State or other jurisdiction of incorporation)	42-0935283 (IRS Employer Identification No.)
One Convenience Blvd. P.O. Box 3001 Ankeny, IA 50021
(Address of principal executive offices, including zip code)

(515) 965-6100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.            Results of Operations and Financial Condition.

On September 7, 2010, Casey’s General Stores, Inc. (the “Company”) issued a press release announcing its financial results for the first fiscal quarter ended July 31, 2010. A copy of the Company’s press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01.            Other Events.

On September 7, 2010, Casey’s General Stores, Inc. issued a second press release, distributed a letter to its shareholders, distributed a communication to its employees and made an investor presentation.  Copies of the press release, letter to shareholders, employee communication and investor presentation are attached hereto as Exhibits 99.2, 99.3, 99.4 and 99.5, respectively, and are incorporated by reference into this Item 8.01.

Item 9.01.      Financial Statements and Exhibits.

(d)         Exhibits

Exhibit No.	Description
99.1	Press release issued by Casey’s General Stores, Inc., dated September 7, 2010.
99.2	Press release issued by Casey’s General Stores, Inc., dated September 7, 2010.
99.3	Letter to shareholders of Casey’s General Stores, Inc., dated September 7, 2010.
99.4	Employee communication, dated September 7, 2010.
99.5	Investor presentation, dated September 7, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CASEY’S GENERAL STORES, INC.

Date: September 7, 2010	By:	/s/ Robert J. Myers
Robert J. Myers
President and Chief Executive Officer

Exhibit Index

The following exhibits are filed herewith:

Exhibit No.	Description
99.1	Press release issued by Casey’s General Stores, Inc., dated September 7, 2010.
99.2	Press release issued by Casey’s General Stores, Inc., dated September 7, 2010.
99.3	Letter to shareholders of Casey’s General Stores, Inc., dated September 7, 2010.
99.4	Employee communication, dated September 7, 2010.
99.5	Investor presentation, dated September 7, 2010.